UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2018

REX AMERICAN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09097	31-1095548
(State or other jurisdiction	(Commission File No.)	(IRS Employer Identification No.)
of incorporation)

7720 Paragon Road, Dayton, Ohio	45459
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 276-3931

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

REX American Resources Corporation (the “Company”) is deeply saddened to announce the death on April 29, 2018 of Lawrence Tomchin, a director of the Company and the retired former President and Chief Operating Officer of the Company. The Board of Directors reduced the number of Board members to seven due to the death of Mr. Tomchin.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX AMERICAN RESOURCES CORPORATION

Date: May 1, 2018	By:	/s/ DOUGLAS L. BRUGGEMAN
		Name:	Douglas L. Bruggeman
		Title:	Vice President-Finance, Chief Financial Officer and Treasurer

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